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EXHIBIT 23.2

                    CONSENT OF INDEPENDENT REGISTERED PUBLIC
                             PUBLIC ACCOUNTING FIRM

Agree Realty Corporation
Farmington Hills, Michigan

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-21293) and on Form S-8 (No. 333-141471) of Agree Realty Corporation of our report dated March 15, 2006 relating to the consolidated financial statements and financial statement schedule which appear in this Form 10-K/A.


                                        BDO SEIDMAN, LLP

Troy, Michigan
December 7, 2007